UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 27, 2004

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of May 1, 2004, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2004-11XS)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-106925 (Commission File Number)	74-2440850 (IRS Employer Identification No.)
745 Seventh Avenue, 7th Floor, New York, NY (Address of principal executive offices)	10019 (Zip Code)

Registrant's telephone number, including area code 212-526-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2004-11XS, which was made on December 27, 2004.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to Section 4.03 of the Trust Agreement for the distribution on December 27, 2004.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE TRUST AGREEMENT ON BEHALF OF STRUCTURED ASSET SECURITIES CORPORATION, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: December 29, 2004
Structured Asset Securities Corporation
Mortgage Pass-Through Certificates
Series 2004-11XS
ABN AMRO Acct: 721843.3
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
30-Nov-04
Administrator:
Peter Sablich 312.904.8162
peter.sablich@abnamro.com
Analyst:
James Macmillan 714.259.6217
james.macmillan@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Component Detail Report
Cash Reconciliation Summary
Bond Interest Reconciliation
Bond Principal Reconciliation
Other Related Information
Asset-Backed Facts ~ 15 Month Loan Status Summary Part I
Asset-Backed Facts ~ 15 Month Loan Status Summary Part II
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Realized Loss Detail
Page 2-3

Page 5-7

Page 11-13
Page 14-16
Page 17-19
Page 20-22
Substitution Detail History

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
SAS411XS
SAS411XS_200412_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
28-May-04
25-Jun-04
26-Jun-34
Parties to The Transaction
Depositor: Structured Asset Securities Corporation/Structured Asset Securities Corporation
Underwriter: Lehman Brothers Inc./Lehman Brothers Inc.
Master Servicer: Aurora Loan Services, Inc.
Rating Agency: Moody's Investors Service, Inc./Standard & Poor's
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.alservices.com
www.etrustee.net

23-Dec-2004 - 09:04 (Q814-Q834) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
6.566339%
2.180000%
2.417500%
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
30-Nov-04
Structured Asset Securities Corporation
Mortgage Pass-Through Certificates
Series 2004-11XS
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
345
REMIC III
Statement Date:
ABN AMRO Acct: 721843.3
685.613660615
47.537825077
0.000000000
638.075835538
1.357896000
2.537500000%
0.00
0.00
0.000000000
2.30000000%
0.000000000
86359BTX9
I-A1A
65,000,000.00
44,564,887.94
3,089,958.63
0.00
41,474,929.31
88,263.24
685.613660570
47.537824947
0.000000000
638.075835623
1.375607662
2.567500000%
0.00
0.00
0.000000000
2.33000000%
0.000000000
86359BTY7
I-A1B
63,695,000.00
43,670,162.11
3,027,921.76
0.00
40,642,240.35
87,619.33
685.613660000
47.537825217
0.000000000
638.075834783
1.645473043
Fixed
0.00
0.00
0.000000000
2.88000000%
0.000000000
86359BTZ4
I-A1C
11,500,000.00
7,884,557.09
546,684.99
0.00
7,337,872.10
18,922.94
1000.000000000
0.000000000
0.000000000
1000.000000000
3.525000268
Fixed
0.00
0.00
0.000000000
4.23000000%
0.000000000
86359BUA7
I-A2
18,635,000.00
18,635,000.00
0.00
0.00
18,635,000.00
65,688.38
1000.000000000
0.000000000
0.000000000
1000.000000000
3.966666452
Fixed
0.00
0.00
0.000000000
4.76000000%
0.000000000
86359BUB5
I-A3A
15,500,000.00
15,500,000.00
0.00
0.00
15,500,000.00
61,483.33
1000.000000000
0.000000000
0.000000000
1000.000000000
4.066666566
Fixed
0.00
0.00
0.000000000
4.88000000%
0.000000000
86359BUC3
I-A3B
33,011,000.00
33,011,000.00
0.00
0.00
33,011,000.00
134,244.73
1000.000000000
0.000000000
0.000000000
1000.000000000
4.866666764
Fixed
0.00
0.00
0.000000000
5.84000000%
0.000000000
86359BUD1
I-A4A
34,279,000.00
34,279,000.00
0.00
0.00
34,279,000.00
166,824.47
1000.000000000
0.000000000
0.000000000
1000.000000000
4.758333000
Fixed
0.00
0.00
0.000000000
5.71000000%
0.000000000
86359BVC2
I-A4B
10,000,000.00
10,000,000.00
0.00
0.00
10,000,000.00
47,583.33
1000.000000000
0.000000000
0.000000000
1000.000000000
5.208333206
Fixed
0.00
0.00
0.000000000
6.25000000%
0.000000000
86359BUE9
I-A5A
13,115,000.00
13,115,000.00
0.00
0.00
13,115,000.00
68,307.29
1000.000000000
0.000000000
0.000000000
1000.000000000
5.208333641
Fixed
0.00
0.00
0.000000000
6.25000000%
0.000000000
86359BUF6
I-A5B
16,263,000.00
16,263,000.00
0.00
0.00
16,263,000.00
84,703.13
1000.000000000
0.000000000
0.000000000
1000.000000000
4.650000000
Fixed
0.00
0.00
0.000000000
5.58000000%
0.000000000
86359BUG4
I-A6
31,222,000.00
31,222,000.00
0.00
0.00
31,222,000.00
145,182.30
799.104946874
88.340767272
0.000000000
710.764179601
1.864578172
Fixed
0.00
0.00
0.000000000
2.80000000%
0.000000000
86359BUH2
II-A1
20,423,000.00
16,320,120.33
1,804,183.49
0.00
14,515,936.84
38,080.28
1000.000000000
0.000000000
0.000000000
1000.000000000
4.500000000
Fixed
0.00
0.00
0.000000000
5.40000000%
0.000000000
86359BUJ8
II-A2
71,052,000.00
71,052,000.00
0.00
0.00
71,052,000.00
319,734.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.000000000
Fixed
0.00
0.00
0.000000000
6.00000000%
0.000000000
86359BUK5
I-M1
7,950,000.00
7,950,000.00
0.00
0.00
7,950,000.00
39,750.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.000000000
Fixed
0.00
0.00
0.000000000
6.00000000%
0.000000000
86359BUN9
I-M2
5,963,000.00
5,963,000.00
0.00
0.00
5,963,000.00
29,815.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.375000000
Fixed
0.00
0.00
0.000000000
5.25000000%
0.000000000
86359BUL3
II-M1
1,386,000.00
1,386,000.00
0.00
0.00
1,386,000.00
6,063.75
23-Dec-2004 - 09:04 (Q814-Q834) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
6.566339%
2.180000%
2.417500%
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
30-Nov-04
Structured Asset Securities Corporation
Mortgage Pass-Through Certificates
Series 2004-11XS
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
345
REMIC III
Statement Date:
ABN AMRO Acct: 721843.3
1000.000000000
0.000000000
0.000000000
1000.000000000
4.375000000
Fixed
0.00
0.00
0.000000000
5.25000000%
0.000000000
86359BVD0
II-M2
1,386,000.00
1,386,000.00
0.00
0.00
1,386,000.00
6,063.75
1000.000000000
0.000000000
0.000000000
1000.000000000
5.039516657
Fixed
0.00
0.00
0.000000000
6.04741960%
0.000000000
86359BUM1
M3
5,193,000.00
5,193,000.00
0.00
0.00
5,193,000.00
26,170.21
1000.000000000
0.000000000
0.000000000
1000.000000000
553963.600000000
N/A
0.00
27,698.18
553963.600000000
0.00000000%
0.000000000
9ABSR0379
1-P
50.00
50.00
0.00
0.00
50.00
27,698.18
1000.000000000
0.000000000
0.000000000
1000.000000000
0.000000000
N/A
0.00
0.00
0.000000000
0.00000000%
0.000000000
9ABSR0387
2-P
50.00
50.00
0.00
0.00
50.00
0.00
871.449722876
0.000000000
0.000000000
851.331353107
1.537391346
2.715759751%
0.00
)
(196.20
)
(0.000592270
2.11782769%
0.000000000
N
9ABSQ8332
1-X
331,267,664.16
288,683,114.13
0.00
0.00
282,018,548.77
509,288.04
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSQ834
LT1-R
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSQ835
LT2-R
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
27,501.98
425,573,100.00
377,394,827.47
10,440,234.55
Total
368,926,078.60
8,468,748.87
0.00
1,971,485.68
23-Dec-2004 - 09:04 (Q814-Q834) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
30-Nov-04
Structured Asset Securities Corporation
Mortgage Pass-Through Certificates
Series 2004-11XS
ABN AMRO Acct: 721843.3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
Statement Date:
Component Detail
1000.000000000
0.000000000
0.000000000
1000.000000000
5.208333736
Fixed
0.00
0.00
0.000000000
6.25000000%
0.000000000
I-M3
4,141,000.00
4,141,000.00
0.00
0.00
4,141,000.00
21,567.71
1000.000000000
0.000000000
0.000000000
1000.000000000
4.375000000
Fixed
0.00
0.00
0.000000000
5.25000000%
0.000000000
II-M3
1,052,000.00
1,052,000.00
0.00
0.00
1,052,000.00
4,602.50
23-Dec-2004 - 09:04 (Q814-Q834) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
30-Nov-04
Mortgage Pass-Through Certificates
Series 2004-11XS
ABN AMRO Acct: 721843.3
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
1,973,901.69
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
196.19
Total
2,076,261.34
Unscheduled Interest:
Prepayment Penalties
27,698.18
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
27,698.18
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
Overcollateralization Summary
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
2,021,544.65
0.00
0.00
0.00
0.00
0.00
224,976.90
10,770.15
235,747.05
152,536.22
8,034,612.62
0.00
0.00
0.00
8,187,148.84
8,422,895.89
10,444,440.54
10,444,440.54
380,469,873.88
1,622
235,747.05
8,187,148.84
35
0.00
0.00
0
0.00
0
372,046,977.99
1,587
17,454.15
145,358.40
10,770.15
102,555.84
21,370.63
195,609.86
82,414.87
0.00
0.00
5,454.32
87,869.19
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(82,414.87
2,021,544.65
Interest Not Advanced (
Current Period
)
0.00
102,555.84
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(52,304.38
)
(6,853.67
0.00
0.00
0.00
Overcollateralization Amount
Overcollateralization Deficiency
3,120,999.38
0.00
Other Principal Information
Principal Remittance Amount
Overcollateralization Release Amount
8,422,895.89
303,882.42
8,726,778.31
Principal Distribution Amount

23-Dec-2004 - 09:04 (Q814-Q834) (c) 2004 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
30-Nov-04
Mortgage Pass-Through Certificates
Series 2004-11XS
ABN AMRO Acct: 721843.3
Statement Date:
Cash Reconciliation Summary Pool I
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
1,537,057.42
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
196.19
Total
1,636,855.69
Unscheduled Interest:
Prepayment Penalties
27,698.18
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
27,698.18
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
Overcollateralization Summary
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
1,601,147.40
0.00
0.00
0.00
0.00
0.00
160,427.80
10,191.92
170,619.72
136,461.49
6,357,484.15
0.00
0.00
0.00
6,493,945.64
6,664,565.36
8,265,712.76
8,265,712.76
288,683,114.13
1,462
170,619.72
6,493,945.64
32
0.00
0.00
0
0.00
0
282,018,548.77
1,430
17,909.09
147,026.63
10,191.92
99,994.46
21,247.34
194,716.70
63,406.47
0.00
0.00
5,340.48
68,746.94
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(63,406.47
1,601,147.40
Interest Not Advanced (
Current Period
)
0.00
99,994.46
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(52,304.38
)
(6,853.67
0.00
0.00
0.00
Overcollateralization Amount
Overcollateralization Deficiency
2,484,507.00
0.00
Other Principal Information
Principal Remittance Amount
Overcollateralization Release Amount
6,664,565.36
0.00
6,664,565.36
Principal Distribution Amount

23-Dec-2004 - 09:04 (Q814-Q834) (c) 2004 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
30-Nov-04
Mortgage Pass-Through Certificates
Series 2004-11XS
ABN AMRO Acct: 721843.3
Statement Date:
Cash Reconciliation Summary Pool II
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
436,844.26
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
439,405.65
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
Overcollateralization Summary
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
420,397.25
0.00
0.00
0.00
0.00
0.00
64,549.10
578.23
65,127.33
16,074.73
1,677,128.47
0.00
0.00
0.00
1,693,203.20
1,758,330.53
2,178,727.78
2,178,727.78
91,786,759.75
160
65,127.33
1,693,203.20
3
0.00
0.00
0
0.00
0
90,028,429.22
157
0.00
0.00
578.23
2,561.39
578.23
2,561.39
19,008.40
0.00
0.00
113.84
19,122.24
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(19,008.40
420,397.25
Interest Not Advanced (
Current Period
)
0.00
2,561.39
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Overcollateralization Amount
Overcollateralization Deficiency
636,492.38
0.00
Other Principal Information
Principal Remittance Amount
Overcollateralization Release Amount
1,758,330.53
303,882.42
2,062,212.95
Principal Distribution Amount

23-Dec-2004 - 09:04 (Q814-Q834) (c) 2004 LaSalle Bank N.A.

Structured Asset Securities Corporation
Class
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
30-Nov-04
Mortgage Pass-Through Certificates
Series 2004-11XS
ABN AMRO Acct: 721843.3
Bond Interest Reconciliation
Additions
Accrual
Method Days
Statement Date:
Accrued
Certificate
Interest
Deposits
from YM
Agreement
Prior
Int Carry-Fwd
Shortfall
Prior
Shortfall
Reimbursement
Other
Interest
Proceeds
Other
Interest
Losses
Current
Int Carry-Fwd
Shortfall
Current Basis
Risk Carry-Fwd
Shortfall
Remaining
Int Carry-Fwd
Shortfall
Remaining Basis
Risk Carry-Fwd
Shortfall
Net Cap Rate
in Effect
Y/N
Distributable
Certificate
Interest
Interest
Payment
Amount
Deductions
Outstanding
0.00
1-P
30
27,698.18
27,698.18
30/360
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
1-X
30
2,004,926.19
509,288.04
1,495,441.95
0.00
509,484.24
0.00
0.00
0.00
No
196.20
1,495,638.15
0.00
0.00
2-P
30
0.00
0.00
30/360
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
I-A1A
31
88,263.24
88,263.24
Act/360
0.00
0.00
88,263.24
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
I-A1B
31
87,619.33
87,619.33
Act/360
0.00
0.00
87,619.33
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
I-A1C
30
18,922.94
18,922.94
30/360
0.00
0.00
18,922.94
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
I-A2
30
65,688.38
65,688.38
30/360
0.00
0.00
65,688.38
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
I-A3A
30
61,483.33
61,483.33
30/360
0.00
0.00
61,483.33
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
I-A3B
30
134,244.73
134,244.73
30/360
0.00
0.00
134,244.73
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
I-A4A
30
166,824.47
166,824.47
30/360
0.00
0.00
166,824.47
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
I-A4B
30
47,583.33
47,583.33
30/360
0.00
0.00
47,583.33
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
I-A5A
30
68,307.29
68,307.29
30/360
0.00
0.00
68,307.29
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
I-A5B
30
84,703.13
84,703.13
30/360
0.00
0.00
84,703.13
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
I-A6
30
145,182.30
145,182.30
30/360
0.00
0.00
145,182.30
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
II-A1
30
38,080.28
38,080.28
30/360
0.00
0.00
38,080.28
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
II-A2
30
319,734.00
319,734.00
30/360
0.00
0.00
319,734.00
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
II-M1
30
6,063.75
6,063.75
30/360
0.00
0.00
6,063.75
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
II-M2
30
6,063.75
6,063.75
30/360
0.00
0.00
6,063.75
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
I-M1
30
39,750.00
39,750.00
30/360
0.00
0.00
39,750.00
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
I-M2
30
29,815.00
29,815.00
30/360
0.00
0.00
29,815.00
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
M3
30
26,170.21
26,170.21
30/360
0.00
0.00
26,170.21
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
0.00
1,495,441.95
1,943,983.70
3,467,123.83
1,971,485.68
0.00
0.00
0.00
196.20
1,495,638.15
0.00
(2) Interest Carry-Forward Shortfall is unpaid interest with interest thereon
(3) Basis Risk Carry-Forward Shortfall - difference between LIBOR plus margin and the Net Rate Cap.
23-Dec-2004 - 09:04 (Q814-Q834) (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
30-Nov-04
Mortgage Pass-Through Certificates
Series 2004-11XS
ABN AMRO Acct: 721843.3
Bond Principal Reconciliation
Credit Support
Original
Current(4)
ABN AMRO
LaSalle Bank
N.A.
Statement Date:
Beginning
Class Balance
Unscheduled
Principal
Payment
Extra
Principal
Payment Amt
Prior
Loss
Reimburs.
Rated
Final
Maturity
Class
Current
Losses
Original
Class Balance
Scheduled
Principal
Payment
Ending
Class Balance
Cumulative
Losses
Interest on
Losses
Additions
Losses
I-A1A
57.55%
68.00%
6/26/2034
41,474,929.31
0.00
0.00
44,564,887.94
65,000,000.00
79,106.12
0.00
0.00
0.00
3,010,852.51
I-A1B
57.55%
68.00%
6/26/2034
40,642,240.35
0.00
0.00
43,670,162.11
63,695,000.00
77,517.91
0.00
0.00
0.00
2,950,403.85
I-A1C
57.55%
68.00%
6/26/2034
7,337,872.10
0.00
0.00
7,884,557.09
11,500,000.00
13,995.70
0.00
0.00
0.00
532,689.29
I-A2
51.91%
61.33%
6/26/2034
18,635,000.00
0.00
0.00
18,635,000.00
18,635,000.00
0.00
0.00
0.00
0.00
0.00
I-A3A
37.22%
43.98%
6/26/2034
15,500,000.00
0.00
0.00
15,500,000.00
15,500,000.00
0.00
0.00
0.00
0.00
0.00
I-A3B
37.22%
43.98%
6/26/2034
33,011,000.00
0.00
0.00
33,011,000.00
33,011,000.00
0.00
0.00
0.00
0.00
0.00
I-A4A
23.81%
28.14%
6/26/2034
34,279,000.00
0.00
0.00
34,279,000.00
34,279,000.00
0.00
0.00
0.00
0.00
0.00
I-A4B
23.81%
28.14%
6/26/2034
10,000,000.00
0.00
0.00
10,000,000.00
10,000,000.00
0.00
0.00
0.00
0.00
0.00
I-A5A
14.92%
17.63%
6/26/2034
13,115,000.00
0.00
0.00
13,115,000.00
13,115,000.00
0.00
0.00
0.00
0.00
0.00
I-A5B
14.92%
17.63%
6/26/2034
16,263,000.00
0.00
0.00
16,263,000.00
16,263,000.00
0.00
0.00
0.00
0.00
0.00
I-A6
5.47%
6.46%
6/26/2034
31,222,000.00
0.00
0.00
31,222,000.00
31,222,000.00
0.00
0.00
0.00
0.00
0.00
II-A1
4.01%
4.28%
6/26/2034
14,515,936.84
0.00
0.00
16,320,120.33
20,423,000.00
65,127.33
0.00
0.00
349,735.38
1,389,320.78
II-A2
4.01%
4.28%
6/26/2034
71,052,000.00
0.00
0.00
71,052,000.00
71,052,000.00
0.00
0.00
0.00
0.00
0.00
I-M1
3.06%
3.61%
6/26/2034
7,950,000.00
0.00
0.00
7,950,000.00
7,950,000.00
0.00
0.00
0.00
0.00
0.00
I-M2
1.25%
1.48%
6/26/2034
5,963,000.00
0.00
0.00
5,963,000.00
5,963,000.00
0.00
0.00
0.00
0.00
0.00
II-M1
2.56%
2.73%
6/26/2034
1,386,000.00
0.00
0.00
1,386,000.00
1,386,000.00
0.00
0.00
0.00
0.00
0.00
II-M2
1.10%
1.18%
6/26/2034
1,386,000.00
0.00
0.00
1,386,000.00
1,386,000.00
0.00
0.00
0.00
0.00
0.00
M3
NA
NA
6/26/2034
5,193,000.00
0.00
0.00
5,193,000.00
5,193,000.00
0.00
0.00
0.00
0.00
0.00
1-P
NA
NA
6/26/2034
50.00
0.00
0.00
50.00
50.00
0.00
0.00
0.00
0.00
0.00
2-P
NA
NA
6/26/2034
50.00
0.00
0.00
50.00
50.00
0.00
0.00
0.00
0.00
0.00
1-X
NA
NA
6/26/2034
282,018,548.77
0.00
0.00
288,683,114.13
331,267,664.16
0.00
0.00
0.00
0.00
0.00
666,077,941.60
0.00
6/26/2034
0.00
0.00
235,747.06
0.00
7,883,266.42
349,735.39
425,573,100.00
368,926,078.60
23-Dec-2004 - 09:04 (Q814-Q834) (c) 2004 LaSalle Bank N.A.

(1) Extra Principal Amounts: the lessor of (i) the excess, if any, of the overcollateralization Target Amount over the Overcollateralization Amount.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
30-Nov-04
Mortgage Pass-Through Certificates
Series 2004-11XS
ABN AMRO Acct: 721843.3
Other Related Information
Statement Date:
$4,206.00
Insurance Premium......................................................................................................................
Insured Payments to Class:
I-A2B............................................................................................................................
I-A3B...............................................................................................................................
I-A5...................................................................................................................................
I-A6..................................................................................................................................
0.00
0.00
0.00
0.00

23-Dec-2004 - 09:04 (Q814-Q834) (c) 2004 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
30-Nov-04
Mortgage Pass-Through Certificates
Series 2004-11XS
ABN AMRO Acct: 721843.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
0.82%
0.79%
0.25%
0.36%
1
0.06%
161,042
0.04%
0.50%
0.39%
0.00%
0.00%
27-Dec-04
13
2,954,517
4
1,354,091
8
1,468,662
0
0
1,561
366,108,666
98.36%
98.40%
1.05%
0.89%
0.31%
0.20%
1
0.06%
113,365
0.03%
0.25%
0.22%
0.00%
0.00%
26-Nov-04
17
3,374,038
5
758,730
4
826,617
0
0
1,595
375,397,125
98.34%
98.67%
0.85%
0.85%
0.00%
0.00%
4
0.24%
522,395
0.14%
0.18%
0.10%
0.00%
0.00%
25-Oct-04
14
3,297,050
0
0
3
383,594
0
0
1,627
382,363,594
98.73%
98.91%
0.65%
0.66%
0.18%
0.08%
2
0.12%
324,835
0.08%
0.24%
0.12%
0.00%
0.00%
27-Sep-04
11
2,630,499
3
297,179
4
456,073
0
0
1,662
391,916,209
98.81%
99.06%
0.47%
0.25%
0.41%
0.35%
2
0.12%
247,375
0.06%
0.00%
0.00%
0.00%
0.00%
25-Aug-04
8
1,003,512
7
1,400,360
0
0
0
0
1,702
402,742,080
99.01%
99.35%
0.75%
0.72%
0.17%
0.11%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Jul-04
13
2,949,390
3
467,646
0
0
0
0
1,725
408,842,422
99.08%
99.17%
0.17%
0.07%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Jun-04
3
309,789
0
0
0
0
0
0
1,764
419,111,917
99.83%
99.93%

23-Dec-2004 - 09:04 (Q814-Q834) (c) 2004 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
30-Nov-04
Mortgage Pass-Through Certificates
Series 2004-11XS
ABN AMRO Acct: 721843.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Pool I
0.91%
1.05%
0.28%
0.48%
1
0.07%
161,042
0.06%
0.56%
0.52%
0.00%
0.00%
27-Dec-04
13
2,954,517
4
1,354,091
8
1,468,662
0
0
1,404
276,080,237
98.18%
97.89%
1.16%
1.17%
0.34%
0.26%
1
0.07%
113,365
0.04%
0.27%
0.29%
0.00%
0.00%
26-Nov-04
17
3,374,038
5
758,730
4
826,617
0
0
1,435
283,610,365
98.15%
98.24%
0.94%
1.12%
0.00%
0.00%
4
0.27%
522,395
0.18%
0.20%
0.13%
0.00%
0.00%
25-Oct-04
14
3,297,050
0
0
3
383,594
0
0
1,466
290,089,574
98.59%
98.57%
0.72%
0.87%
0.20%
0.10%
2
0.13%
324,835
0.11%
0.26%
0.15%
0.00%
0.00%
27-Sep-04
11
2,630,499
3
297,179
4
456,073
0
0
1,501
299,265,309
98.69%
98.78%
0.51%
0.32%
0.45%
0.45%
2
0.13%
247,375
0.08%
0.00%
0.00%
0.00%
0.00%
25-Aug-04
8
1,003,512
7
1,400,360
0
0
0
0
1,540
309,240,754
98.91%
99.15%
0.82%
0.93%
0.19%
0.15%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Jul-04
13
2,949,390
3
467,646
0
0
0
0
1,562
314,816,935
98.99%
98.93%
0.19%
0.10%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Jun-04
3
309,789
0
0
0
0
0
0
1,600
324,410,038
99.81%
99.90%

23-Dec-2004 - 09:04 (Q814-Q834) (c) 2004 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
30-Nov-04
Mortgage Pass-Through Certificates
Series 2004-11XS
ABN AMRO Acct: 721843.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Pool II
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Dec-04
0
0
0
0
0
0
0
0
157
90,028,429
100.00%
100.00%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Nov-04
0
0
0
0
0
0
0
0
160
91,786,760
100.00%
100.00%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Oct-04
0
0
0
0
0
0
0
0
161
92,274,020
100.00%
100.00%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Sep-04
0
0
0
0
0
0
0
0
161
92,650,900
100.00%
100.00%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-04
0
0
0
0
0
0
0
0
162
93,501,325
100.00%
100.00%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Jul-04
0
0
0
0
0
0
0
0
163
94,025,487
100.00%
100.00%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Jun-04
0
0
0
0
0
0
0
0
164
94,701,879
100.00%
100.00%

23-Dec-2004 - 09:04 (Q814-Q834) (c) 2004 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
30-Nov-04
Mortgage Pass-Through Certificates
Series 2004-11XS
ABN AMRO Acct: 721843.3
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Dec-04
0
0
2
288,206
0
0
1
136,362
6
1,180,456
0
0
0.00%
0.00%
0.13%
0.08%
0.38%
0.32%
0.00%
0.00% 0.06%
0.04% 0.00%
0.00%
0.00%
0.00%
0.25%
0.10%
0
0
4
354,643
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Nov-04
0
0
1
408,000
0
0
0
0
3
418,617
0
0
0.00%
0.00%
0.06%
0.11%
0.18%
0.11%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Oct-04
0
0
1
136,598
0
0
0
0
2
246,996
0
0
0.00%
0.00%
0.06%
0.04%
0.12%
0.06%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.30%
0.12%
0
0
5
460,988
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
27-Sep-04
0
0
0
0
0
0
0
0
4
456,073
0
0
0.00%
0.00%
0.00%
0.00%
0.24%
0.12%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.42%
0.18%
0
0
7
726,174
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Aug-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.17%
0.07%
0
0
3
273,525
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Jul-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.17%
0.11%
0
0
3
437,998
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Jun-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.11%
0.09%
0
0
2
382,178
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Dec-2004 - 09:04 (Q814-Q834) (c) 2004 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
30-Nov-04
Mortgage Pass-Through Certificates
Series 2004-11XS
ABN AMRO Acct: 721843.3
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Pool I
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Dec-04
0
0
2
288,206
0
0
1
136,362
6
1,180,456
0
0
0.00%
0.00%
0.14%
0.10%
0.42%
0.42%
0.00%
0.00% 0.07%
0.05% 0.00%
0.00%
0.00%
0.00%
0.28%
0.13%
0
0
4
354,643
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Nov-04
0
0
1
408,000
0
0
0
0
3
418,617
0
0
0.00%
0.00%
0.07%
0.14%
0.21%
0.15%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Oct-04
0
0
1
136,598
0
0
0
0
2
246,996
0
0
0.00%
0.00%
0.07%
0.05%
0.13%
0.08%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.34%
0.16%
0
0
5
460,988
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
27-Sep-04
0
0
0
0
0
0
0
0
4
456,073
0
0
0.00%
0.00%
0.00%
0.00%
0.26%
0.15%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.46%
0.24%
0
0
7
726,174
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Aug-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.19%
0.09%
0
0
3
273,525
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Jul-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.19%
0.14%
0
0
3
437,998
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Jun-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.12%
0.12%
0
0
2
382,178
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Dec-2004 - 09:04 (Q814-Q834) (c) 2004 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
30-Nov-04
Mortgage Pass-Through Certificates
Series 2004-11XS
ABN AMRO Acct: 721843.3
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Pool II
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Dec-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Nov-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Oct-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
27-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Aug-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Jul-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Jun-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Dec-2004 - 09:04 (Q814-Q834) (c) 2004 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
30-Nov-04
Mortgage Pass-Through Certificates
Series 2004-11XS
ABN AMRO Acct: 721843.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Pool II
27-Dec-04
1,587
88.61%
372,046,978
87.16%
2.16%
2.11%
0
0.00%
0
0.00%
345
6.57%
6.29%
35
8,034,613
0.00
0.00
0.00
0.00
26-Nov-04
1,622
90.56%
380,469,874
89.13%
1.58%
1.50%
0
0.00%
0
0.00%
345
6.58%
6.30%
26
5,792,640
0.00
0.00
0.00
0.00
25-Oct-04
1,648
92.02%
386,566,633
90.56%
2.02%
2.14%
0
0.00%
0
0.00%
345
6.60%
6.31%
34
8,463,585
0.00
0.00
0.00
0.00
27-Sep-04
1,682
93.91%
395,624,796
92.68%
2.15%
2.32%
0
0.00%
0
0.00%
344
6.62%
6.33%
37
9,385,037
0.00
0.00
0.00
0.00
25-Aug-04
1,719
95.98%
405,393,327
94.97%
1.26%
1.58%
0
0.00%
0
0.00%
343
6.62%
6.34%
22
6,528,125
0.00
0.00
0.00
0.00
26-Jul-04
1,741
97.21%
412,259,458
96.58%
1.47%
1.52%
0
0.00%
0
0.00%
343
6.64%
6.35%
26
6,374,719
0.00
0.00
0.00
0.00
25-Jun-04
1,767
98.66%
419,421,706
98.26%
1.34%
1.62%
0
0.00%
0
0.00%
343
6.65%
6.36%
24
6,921,413
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Dec-2004 - 09:04 (Q814-Q834) (c) 2004 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
30-Nov-04
Mortgage Pass-Through Certificates
Series 2004-11XS
ABN AMRO Acct: 721843.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Pool I
27-Dec-04
1,430
79.84%
282,018,549
66.07%
2.19%
2.20%
0
0.00%
0
0.00%
343
6.83%
6.54%
32
6,357,484
0.00
0.00
0.00
0.00
26-Nov-04
1,462
81.63%
288,683,114
67.63%
1.68%
1.83%
0
0.00%
0
0.00%
343
6.84%
6.55%
25
5,392,640
0.00
0.00
0.00
0.00
25-Oct-04
1,487
83.03%
294,292,613
68.94%
2.24%
2.79%
0
0.00%
0
0.00%
342
6.86%
6.56%
34
8,463,585
0.00
0.00
0.00
0.00
27-Sep-04
1,521
84.92%
302,973,896
70.98%
2.31%
2.78%
0
0.00%
0
0.00%
341
6.88%
6.58%
36
8,685,854
0.00
0.00
0.00
0.00
25-Aug-04
1,557
86.93%
311,892,002
73.07%
1.33%
1.92%
0
0.00%
0
0.00%
341
6.88%
6.59%
21
6,099,026
0.00
0.00
0.00
0.00
26-Jul-04
1,578
88.11%
318,233,971
74.55%
1.56%
1.78%
0
0.00%
0
0.00%
340
6.90%
6.60%
25
5,776,572
0.00
0.00
0.00
0.00
25-Jun-04
1,603
89.50%
324,719,827
76.07%
1.35%
1.85%
0
0.00%
0
0.00%
340
6.91%
6.61%
22
6,119,905
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Dec-2004 - 09:04 (Q814-Q834) (c) 2004 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
30-Nov-04
Mortgage Pass-Through Certificates
Series 2004-11XS
ABN AMRO Acct: 721843.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Pool II
27-Dec-04
157
8.77%
90,028,429
21.09%
1.88%
1.83%
0
0.00%
0
0.00%
353
5.75%
5.50%
3
1,677,128
0.00
0.00
0.00
0.00
26-Nov-04
160
8.93%
91,786,760
21.50%
0.62%
0.43%
0
0.00%
0
0.00%
353
5.75%
5.50%
1
400,000
0.00
0.00
0.00
0.00
25-Oct-04
161
8.99%
92,274,020
21.62%
0.00%
0.00%
0
0.00%
0
0.00%
353
5.74%
5.49%
0
0
0.00
0.00
0.00
0.00
27-Sep-04
161
8.99%
92,650,900
21.71%
0.62%
0.75%
0
0.00%
0
0.00%
353
5.74%
5.49%
1
699,184
0.00
0.00
0.00
0.00
25-Aug-04
162
9.05%
93,501,325
21.90%
0.61%
0.46%
0
0.00%
0
0.00%
353
5.74%
5.49%
1
429,099
0.00
0.00
0.00
0.00
26-Jul-04
163
9.10%
94,025,487
22.03%
0.61%
0.63%
0
0.00%
0
0.00%
353
5.75%
5.50%
1
598,147
0.00
0.00
0.00
0.00
25-Jun-04
164
9.16%
94,701,879
22.19%
1.20%
0.84%
0
0.00%
0
0.00%
353
5.75%
5.50%
2
801,508
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Dec-2004 - 09:04 (Q814-Q834) (c) 2004 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
30-Nov-04
Mortgage Pass-Through Certificates
Series 2004-11XS
ABN AMRO Acct: 721843.3
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
23-Dec-2004 - 09:04 (Q814-Q834) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
30-Nov-04
Mortgage Pass-Through Certificates
Series 2004-11XS
ABN AMRO Acct: 721843.3
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Pool I
Current Total
Cumulative
23-Dec-2004 - 09:04 (Q814-Q834) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
30-Nov-04
Mortgage Pass-Through Certificates
Series 2004-11XS
ABN AMRO Acct: 721843.3
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Pool II
Current Total
Cumulative
23-Dec-2004 - 09:04 (Q814-Q834) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Structured Asset Securities Corporation
Substitution Detail History
ABN AMRO Acct: 721843.3
Series 2004-11XS
Mortgage Pass-Through Certificates
30-Nov-04
25-Jan-05
26-Nov-04
27-Dec-04
27-Dec-04
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Property ID
Deleted Loan
Qualified Substitute
Scheduled Prin Bal
23-Dec-2004 - 09:04 (Q814-Q834) (c) 2004 LaSalle Bank N.A.

Original Property
Per Section 7.01(a)(i) of the Property Management and Lease Servicing Agreement, aggregate Appraised Value of the Qualified Substitute Mortgaged Properties acquired by the
Issuer since the Closing Date in connection with the substitution or exchange pursuant to Section 7.01 is not to exceed 25% of the aggregate Initial Appraised Value of the
Mortgaged Properties.
(A)